EXHIBIT 10.1
AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Loan and Security Agreement (“Amendment No. 1”) is executed as of May 24, 2022 (the “Signing Date”) but made effective as of April 1, 2022 (the “Effective Date”) by and among Structural Capital Investments III, LP (“SCI” and together with any other lenders now or hereafter a party hereto, collectively “Lenders” and each a “Lender”), Ocean II PLO LLC, a California limited liability company, as administrative and collateral agent for Lenders (“Agent”) and Asure Software, Inc., a Delaware corporation (“Borrower”).

Recitals

WHEREAS, on September 10, 2021, Borrower, Lenders and Agent entered into that certain Loan and Security Agreement (the “Loan Agreement,” and together with all exhibits, schedules, documents and agreements attached thereto and required thereby, the “Loan Documents”);

WHEREAS, Borrower has informed Agent and Lenders that effective as of the Effective Date, Borrower intends to transfer certain of its assets (including all Equity Interests held by Borrower in any Subsidiary) to Asure Operations Inc., a Delaware corporation (“Asure Operations”), which is a wholly-owned Subsidiary of Borrower; and

WHEREAS, Agent and the Lenders are willing to consent to the transfers to Asure Operations subject to and conditioned upon the modification and amendment of certain of the terms and conditions of the Loan Documents as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and without limiting or amending any other provisions of the Loan Agreement, the parties hereby agree to modify the Loan Agreement and to perform such other covenants and conditions as follows:

I.Amended Definitions.

Section 1.1 of the Loan Agreement is hereby amended to modify the following definitions used in the Loan Agreement, or to add the following new definitions to the Loan Agreement:

New Definitions:

The following new definition is hereby added to the Loan Agreement:

“Asure Operations” means Asure Operations Inc., a Delaware corporation, which shall constitute a Subsidiary and Loan Party for all purposes of this Agreement and the other Loan Documents.

Amended Definitions:

The following definitions are hereby amended and restated to read as follows:

“Collateral” means (a) with respect to Borrower, the property and assets described on Exhibit A attached hereto or pledged by Borrower pursuant to the Amended and Restated Pledge and Security Agreement to which it is a party; (b) with respect to each Guarantor, the property and assets pledged by such Guarantor pursuant to the Guarantor Pledge Agreement (including as the result of the execution and delivery of Joinder Agreements as provided in this Agreement) and (c) with respect to each Loan Party, any property or assets now or hereafter pledged by such Loan Party as collateral security for the Obligations (including, with respect to Asure Operations, any Pledge and Security Agreement to which it is a party).

EXHIBIT 10.1
“Control Agreement” means an agreement, the terms of which are satisfactory to Agent, which is executed by Agent, the applicable Loan Party and the applicable financial institution and/or securities/investment intermediary, and which perfects Agent’s (for itself and for the benefit of the Lenders) first priority security interest in Borrower’s, Asure Operations’s or such applicable Loan Party’s Deposit Accounts or Securities Accounts maintained as such financial institution or securities/investment intermediary.

“Liquidation Event” means any of the following: (i) a merger of Borrower or Asure Operations with another entity pursuant to which Borrower, Asure Operations or a Subsidiary is not the surviving entity; (ii) the sale of all or substantially all of Borrower’s or Asure Operations’s assets in one or a series of related transactions to a Person that is not an Affiliate of Borrower; (iii) a sale or other disposition of the Equity Interests in Borrower or the holders of Equity Interests in Borrower (other than sales or dispositions to Affiliates of such equity holders), which results in such Persons owning less than 50% of the voting securities of Borrower immediately following such transaction; or (iv) a sale or other disposition of the Equity Interests in Asure Operations which results in Borrower owning less than 100% of the voting securities of Asure Operations immediately following such transaction.

II.Amendments and Additions.

1.Section 7.3(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Borrower shall not: (i) without providing not less than twenty (20) days advance written notice to Agent, change Borrower’s name or jurisdiction of formation, or permit any Subsidiary to do the same, (ii) suspend operation of Borrower’s business or permit any Subsidiary to suspend operations of its business, (iii) engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and its Subsidiaries, and any business substantially similar or related thereto; (iv) experience a departure of a Responsible Officer, without providing Agent a written notice within 10 days after the occurrence of such departure (which notice may be delivered by virtue of Borrower forwarding an Form 8-K filed with the SEC and referencing that the same involved the departure of a Responsible Officer); (v) without Agent’s prior written consent, change the date on which its fiscal year ends; (vi) subject to Section 7.3(c), permit any Subsidiary to liquidate or dissolve; (vii) permit any Subsidiary to enter into any transaction or series of related transactions in which Borrower does not, directly or indirectly, hold ownership of all Equity Interests in such Subsidiary; (viii) enter into or permit Asure Operations to enter into any transaction or series of related transactions in which Borrower does not directly hold ownership of all Equity Interests in Asure Operations or (ix) issue any Disqualified Stock or other Equity Interest that gives the holder of such Equity Interest any right to redemption, distributions or priority of distribution in the event of any liquidation beyond those granted to the holders of the Borrower’s common stock. No Loan Party that is a limited liability company shall enter into any plan of division or otherwise divide all or any portion of any limited liability company which is a Loan Party pursuant to Section 18-217 of the Delaware limited liability company act or any similar provision applicable to limited liability companies not domiciled in Delaware.”

III.Conditions Precedent to the Effectiveness of Amendment No. 1 and the Tranche B Advance.

The effectiveness of this Amendment No. 1, if at all, is subject to the fulfillment of each and every of the following conditions precedent in form and substance satisfactory to the Agent in its sole discretion:

a.Borrower shall have duly executed and delivered the following (collectively, the “Borrower Documents”): (i) this Amendment No. 1 and (ii) the Amended and Restated Pledge and Security Agreement.

b.Asure Operations shall have duly executed and delivered the following (collectively, the “Operations Documents”): (i) a Pledge and Security Agreement; (ii) a Joinder to Guarantor Pledge and Security Agreement; (iii) a Joinder to Secured Guaranty and (iv) a Joinder to Intercompany Subordination Agreement.
c.Subject to Section IV(e), Agent shall have received Control Agreements with respect to any Securities Accounts or Deposit Accounts held by Asure Operations (or amendments to existing Control Agreements) that would not otherwise constitute an LC Collateral Account or Deposit Account securing an LC Line of

EXHIBIT 10.1
Credit, Customer Funds Accounts or Uncontrolled Accounts pursuant to which no Control Agreement is required pursuant to Section 7.11 of the Agreement;

d.Receipt by Agent of a duly executed officer’s certificate of Borrower and Asure Operations containing the following documents: (i) current certificate of incorporation; (ii) bylaws; (iii) resolutions authorizing the transactions pursuant to which Borrower has transferred its assets to Asure Operations and this Amendment No. 1; (iv) as to Borrower, a good standing certificate from each Borrower’s state of formation and subject to Section IV(e), from any state where Borrower is, or is required to be, qualified to do business; (v) as to Asure Operations, a good standing certificate from Asure Operations’ state of formation and subject to Section IV(e), evidence of the filing of authorizations to do business in each state where Asure Operations is, or is required to be, qualified to do business and (v) incumbency and representative signatures;

e.Copies of all transfer and contribution agreements pursuant to which Borrower has transferred its assets (including the Equity Interests of its Subsidiaries) to Asure Operations;

f.Agent shall have received such documents, instruments and agreements, UCC financing statements or amendments to UCC financing statements, as Agent shall reasonably request to evidence the perfection and priority of the security interests in the property and assets of Asure Operations;

g.Receipt of such original stock certificates evidencing the ownership interest of (i) Borrower in Asure Operations and (ii) Asure Operations in each of its Subsidiaries, together with copies of executed stock powers with respect to each of the foregoing;

h.Certificates of insurance naming Asure Operations as an additional insured with respect to any insurance required to be maintained pursuant to the Loan Agreement;

i.Borrower shall have delivered an Amended Perfection Certificate for the period January 1, 2022, through the Signing Date;

j.Borrower shall have delivered updated Schedules to the Disclosure Schedules (the “Amended Schedules”);

k.Except set forth on the Amended Schedules, the representations and warranties contained in Section 5 or in any Loan Document executed and delivered by any Loan Party shall be true and correct as of the Signing Date and no Default or Event of Default shall have occurred and be continuing as of the Signing Date;

l.Borrower shall pay all Lender’s Expenses for the preparation and negotiation of this Amendment No. 1 (including without limitation all reasonable attorneys’ fees);

m.ACH Debit Consent in the form of Exhibit D to the Loan Agreement; and

n.Such other documents, and completion of such other matters, as Agent may deem necessary or appropriate in its reasonable discretion.

IV.Additional and Terms and Conditions.

a.Representations and Warranties of Borrower. Borrower represents, warrants and covenants to Agent and Lenders as of the Signing Date as follows:

i.The Borrower Documents and the Operations Documents have been duly executed and delivered by the Borrower and each applicable Loan Party and constitute legal, valid and binding obligations of the applicable Loan Party, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principal of equity.

EXHIBIT 10.1

ii.Except as set forth on the Amended Schedules, the representations and warranties contained in the Loan Documents are true and correct in all material respects (without any duplication of materiality) as if made on the Signing Date, other than those representations and warranties made as of a specified date, which shall have been true and correct in all material respects (without any duplication of materiality) as of such specified date.

iii.Assuming the effectiveness of this Amendment No. 1 and subject to the disclosures set forth on Schedule 6.2, there exists no Default or Event of Default under the Loan Agreement as of the Effective Date and the Signing Date.

iv.The execution, delivery and performance by Borrower of this Amendment No. 1, the Borrower Documents and the Operations Documents and any other agreements or instruments required hereunder (x) have been duly authorized, and are not in conflict with nor constitute a breach of any provision of such Loan Party’s organizational documents (y) do not (1) require any authorization, consent or approval by any Governmental Authority, in each case other than has already been obtained or given will have been obtained or given prior to the time when required, (2) conflict with or result in a breach of any material law or any material regulation, order, writ, injunction or decree of any court or Governmental Authority or of any organizational documents, or (3) require the approval, authorization or consent of any trustee or holder of any indebtedness or obligation of any Loan Party under any material agreement, contract, lease or license or similar document or instrument to which any Loan Party is a party or by which any Loan Party is bound.

b.No Control. Borrower warrants and represents, as a significant material inducement to Agent and the Lenders to enter hereinto, that none of Agent, any Lender nor any affiliate, officer, director, employee, agent, or attorney of any of the foregoing, have at any time, from Borrower’s date of formation through to the Signing Date, (i) exercised management or other control over the Borrower; (ii) exercised undue influence over Borrower or any of its officers, employees or directors; (iii) to Borrower’s knowledge, made any representation or warranty, express or implied, to any party on behalf of Borrower; (iv) entered into any joint venture; agency relationship, employment relationship, or partnership with Borrower; (v) directed or instructed Borrower on the manner, method, amount, or identity of payee of any payment made to any creditor of Borrower, and further, Borrower warrants and represents that by entering into this Amendment No. 1 that Agent any the Lenders have not, are not and will not have engaged in any of the foregoing.

c.No Waiver. No course of dealing on the part of Agent or any Lender or any employees, officers or directors of any of the foregoing, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any failure of Agent or of any Lender at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

d.No Defenses. As of the Signing Date, neither Borrower nor any Loan Party has any claims, counterclaims, defenses, or setoffs with respect to any of their obligations under the Loan Documents and does fully, finally, and forever releases and discharges Agent and the Lenders from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower or any Loan Party may have from any actions or omissions of Buyer in respect of the Loan Documents to the extent arising from events occurring prior to the date of this Amendment.

e.Post-Closing Covenants.

i.Within thirty (30) days of the Signing Date, Agent shall have received Control Agreements with Goldman Sachs with respect to any Securities Accounts or Deposit Accounts held by Asure Operations (or amendments to existing Control Agreements) that would not otherwise constitute

EXHIBIT 10.1
an LC Collateral Account or Deposit Account securing an LC Line of Credit, Customer Funds Accounts or Uncontrolled Accounts pursuant to which no Control Agreement is required pursuant to Section 7.11 of the Agreement.

ii.Within thirty (30) days of the Signing Date, Agent shall have received evidence of the filing of authorizations to do business for Asure Operations in the state of New Hampshire.

V.Integration Clause. The Loan Agreement, as amended by this is Amendment No. 1, and each of the other Loan Documents executed as of the Signing Date and made effective as of the Effective Date, as amended, taken together constitute and contain the entire agreement among Borrower, Agent and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. NONE OF THE LOAN AGREEMENT OR THIS AMENDMENT NO. 1 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY THE AGENT, THE REQUIRED LENDERS AND BORROWER IN ACCORDANCE WITH SECTION 13.4(c) OF THE LOAN AGREEMENT. Each provision hereof shall be severable from every other provision when determining its legal enforceability under this Amendment No. 1 and the Loan Agreement, as amended by this Amendment No. 1, may be enforced to the maximum extent permitted under applicable law. This Amendment No. 1 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns. This Amendment No. 1 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. In the event of any contradiction or inconsistency among the terms and conditions of this Amendment No. 1 or the Loan Agreement the terms and conditions of this Amendment No. 1 shall prevail.

VI.Miscellaneous.

Unless otherwise defined, all initially capitalized terms in this Amendment No.1 shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment No. 1 shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the Signing Date. Except as amended hereby, the Loan Agreement remains unmodified and unchanged. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The word “executed” shall be deemed to include signatures delivered by telecopy or other electronic imaging means (e.g. PDF by email) and further, electronic signatures or the keeping of records in electronic form shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

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EXHIBIT 10.1
In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.

Borrower:	Asure Software, Inc.
a Delaware corporation

By:	/s/ Pat Goepel
Name: Pat Goepel
Title: Chief Executive Officer

EXHIBIT 10.1

Lenders:	STRUCTURAL CAPITAL INVESTMENTS III, LP,
a Delaware limited partnership

By:	Structural Capital GP III, LLC,
a Delaware limited liability company
its General Partner

By:	/s/ Kai Tse
Name:	Kai Tse
Title:	Managing Member

SERIES STRUCTURAL DCO II SERIES OF STRUCTURAL CAPITAL DCO, LLC,
a Delaware limited liability company

By:	Structural Capital GP III, LLC,
a Delaware limited liability company
its Manager

By:	/s/ Kai Tse
Name:	Kai Tse
Title:	Managing Member

SERIES PCI ASURE SERIES OF STRUCTURAL CAPITAL PRIMARY CO-INVESTMENT FUND, LLC,
a Delaware limited liability company

By:	Structural Capital GP III, LLC,
a Delaware limited liability company
its Manager

By:	/s/ Kai Tse
Name:	Kai Tse
Title:	Managing Member

SQN VENTURE INCOME FUND II, LP,
a Delaware limited partnership

By:	/s/ Ryan McCalley
Name:	Ryan McCalley
Title:	Managing Partner

EXHIBIT 10.1

CEOF Holdings LP,
a Delaware limited partnership

By:	Corbin Capital Partners, L.P.,
a Delaware limited partnership
its Investment Manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

AGENT:

OCEAN II PLO LLC
a California limited liability company

By:	Structural Capital Management Company II, LP
a Delaware limited partnership
its Manager

By:	Structural Capital GP, LLC
a Delaware limited liability company
its General Partner

By:	/s/ Kai Tse
Name:	Kai Tse
Title:	Managing Member